WEITZ PARTNERS, INC.

Partners Value Fund

S E M I - A N N U A L

R E P O RT

September 30, 2001

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WPVLX

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II–Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended September 30, 2001, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83†	9.9%	4.2%	12/31/94	–9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	–9.1
12/31/90	–6.3	–3.1	09/30/01††	–6.3	–20.3
12/31/91	28.1	30.2	Cumulative	1,720.2	974.6
12/31/92	15.1	7.6
12/31/93	23.0	10.1	Average Annual Compound Growth (Since inception June 1, 1983)	17.1	13.8

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended September 30, 2001, was 3.0%, 21.8% and 18.8%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

†	Return is for the period 6/1/83 through 12/31/83
††	Return is for the period 1/1/01 through 9/30/01

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
September 30, 2001 - Semi-Annual Report

October 11, 2001

Dear Fellow Shareholder:

     It is one month since the terrorist attacks of September 11. The economy was probably already in recession before the 11th, and the stock market had been going down for 18 months, but when American markets reopened, there was a week of panic selling as investors imagined the worst. Today, it is still hard to shake the memory of the CNN pictures and the feeling of vulnerability. It is impossible to guess how our military response and possible terrorist retaliation in the U.S. will play out. The recession will undoubtedly be worse than it would otherwise have been. There is plenty to worry about.

     However, we believe that in spite of the awful magnitude of what has happened, people in America and the rest of the world are resilient and that life and business will go on in a changed, but recognizable way. Our working assumption is that people will go on vacations and business trips, stay in hotels, advertise, watch cable TV, use their cellular and wireline phones, borrow and repay their loans. The recession may be long and deep, but a combination of fiscal and monetary stimulus and (perhaps more importantly) the passage of time, will lead to an economic recovery and the resumption of growth in the value of businesses.

     All things considered, our portfolio has held up pretty well. The Partners Value Fund was down –11.0% in the 3rd quarter, compared to declines of –14.6% for the S&P 500 (large companies), –13.3% for the Russell 2000 (smaller companies) and –30.6% for the Nasdaq index (a good proxy for technology stocks). For the first 9 months of 2001, we were down –6.3% vs. –20.3% for the S&P 500, –2.3% for the Russell 2000 and –39.2% for the Nasdaq. The table below shows the familiar one, three, five and ten year performance numbers for our Fund and for various market indexes and our peer group of mutual funds (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10 year Nasdaq number for which reinvestment of dividend information was not available.)

	1 Year	3 Years	5 Years	10 Years

Weitz Partners Value Fund	3.0%	16.6%	21.8%	18.8%
S&P 500 Index	–26.5	2.1	10.2	12.7
Russell 2000 Index	5.6	8.8	9.9	13.7
Nasdaq	–59.1	–3.7	4.4	11.0
Average Growth and Income Fund*	–18.0	4.0	8.4	11.5

*Source: Lipper Analytical Services

     The basic premise of our investment philosophy is that a company’s stock price revolves around the value of the underlying business. In today’s market, that is a ‘good news, bad news’ story. The good news is that most strong companies can cope with temporary disruptions from terrorists and recessions, so their stocks can provide good long-term returns for patient investors. The bad news is that if stocks were over-valued before the attacks, they are vulnerable to further declines even when the effects of the attacks are over. Most of our companies are doing well and are reasonably priced. A few—hotels and gaming companies in particular—have been hurt badly, but their stocks have (we think) over-reacted and are very cheap. We have added substantially to these depressed stocks and added some new, very cheap stocks to our portfolio.

     So, in spite of all that has happened in the past month, we feel very good about the long-term prospects for our portfolio. Anything can happen over the next few months, but we believe that five years from now we will look back and be glad that we stayed with our stock investments. If you have questions about our stocks or our investment strategy, please feel free to call our client service representatives—Yana, Rachelle, Mary, Kathie, Dan or Ann.

Best Regards,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities
September 30, 2001
(Unaudited)

Shares or units		Cost	Value

	COMMON STOCKS — 71.8%
	Auto Services — 0.1%
173,000	Insurance Auto Auctions, Inc.*	$2,024,761	$2,335,500

	Banking — 12.9%
262,300	Astoria Financial Corp.	6,153,679	15,543,898
2,800,000	Golden State Bancorp, Inc.	50,871,246	85,120,000
1,836,600	Greenpoint Financial Corp.	38,382,227	64,464,660
200,000	Local Financial Corp.*	1,876,869	2,674,000
1,697,900	North Fork Bancorporation, Inc.	27,273,810	50,495,546
2,185,846	U.S. Bancorp	36,609,346	48,482,064
2,370,920	Washington Mutual, Inc.	51,932,562	91,233,002

		213,099,739	358,013,170

	Cable Television — 3.6%
3,018,795	Adelphia Communications Corp. CL A*	104,404,963	67,017,249
1,737,000	Insight Communications Co.*	29,096,308	31,960,800

		133,501,271	98,978,049

	Consumer Products and Services — 1.9%
1,442,900	American Classic Voyages Co.* †	1,722,031	1,962,344
6,650	Lady Baltimore Foods, Inc. CL A*	212,725	319,200
4,077,200	Six Flags, Inc.*	69,397,506	49,864,156

		71,332,262	52,145,700

	Financial Services — 5.6%
354,000	American Express Co.	9,129,622	10,287,240
949	Berkshire Hathaway, Inc. CL A*	53,687,098	66,430,000
34,049	Berkshire Hathaway, Inc. CL B*	65,816,953	79,334,170

		128,633,673	156,051,410

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Information and Data Processing — 0.0%
130,409	Intelligent Systems Corp.*	$122,348	$417,309

	Lodging and Gaming — 7.1%
1,424,500	Extended Stay America, Inc.*	8,928,460	20,612,515
274,300	Harrah’s Entertainment, Inc.*	6,985,155	7,408,843
9,004,300	Hilton Hotels Corp.	84,114,003	70,683,755
45,000	Marriott International, Inc. CL A	1,294,590	1,503,000
13,014,700	Park Place Entertainment Corp.*	132,151,498	95,397,751

		233,473,706	195,605,864

	Media and Entertainment — 10.3%
114,800	Daily Journal Corp.* †	2,952,881	2,956,100
12,689,000	Liberty Media Corp.- A*	164,763,851	161,150,300
1,187,100	Valassis Communications, Inc.*	27,496,162	37,880,361
1,387,000	Walt Disney Co.	23,815,475	25,825,940
120,000	Washington Post Co. CL B #	61,080,000	59,257,200

		280,108,369	287,069,901

	Mortgage Banking — 2.4%
1,529,700	Countrywide Credit Industries, Inc.	41,223,220	67,199,721

	Printing Services — 0.4%
2,751,600	Mail-Well, Inc.* †	23,113,253	10,180,920

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Real Estate and Construction — 2.0%
2,496,700	Catellus Development Corp.*	$35,680,420	$43,642,316
246,200	Forest City Enterprises, Inc. CL A	5,137,132	11,817,600

		40,817,552	55,459,916

	Real Estate Investment Trusts — 3.8%
457,830	Fortress Investment Corp. #	8,176,916	6,409,620
20,935	Healthcare Financial Partners Units** #	2,088,266	1,708,296
10,874,100	Host Marriott Corp.	107,001,830	76,662,405
820,352	Redwood Trust, Inc. †	15,126,258	19,770,483

		132,393,270	104,550,804

	Restaurants — 0.3%
371,300	Papa John’s International, Inc.*	8,059,038	9,672,365

	Retail Discount — 0.5%
1,688,200	Big Lots, Inc.	23,615,725	13,995,178

	Satellite Services — 0.0%
546,500	Orbital Sciences Corp.*	1,174,975	994,630

	Telecommunications — 19.0%
1,488,500	Alltel Corp.	79,644,633	86,258,575
5,462,200	AT&T Corp.	93,974,112	105,420,460
1,757,735	AT&T Wireless Services, Inc.*	27,031,798	26,260,561
491,692	Centennial Communications Corp.*	4,559,316	4,425,228

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Telecommunications — (Continued)
10,473,900	Citizens Communications Co.*	$128,765,946	$98,454,660
220,775	Corecomm, Ltd.*	27,597	19,870
4,629,500	Qwest Communications International, Inc.	87,813,012	77,312,650
1,138,000	Sprint Corp.	21,622,000	27,323,380
1,039,800	Telephone and Data Systems, Inc.	76,982,914	98,053,140
61,100	United States Cellular Corp.*	3,347,245	3,024,450

		523,768,573	526,552,974

	Utilities — 1.9%
3,158,900	Western Resources, Inc.	62,809,288	52,279,795

	Total Common Stocks	1,919,271,023	1,991,503,206

	CONVERTIBLE PREFERRED STOCKS — 0.2%
500,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative #	3,309,962	5,200,000

Face amount

	U.S. GOVERNMENT AND AGENCY SECURITIES — 0.2%
$ 2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,501,766	2,716,470
3,000,000	Fannie Mae 6.56% 11/26/07	3,000,000	3,130,119

	Total U.S. Government and Agency Securities	5,501,766	5,846,589

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Face amount		Cost	Value

	SHORT-TERM SECURITIES — 29.3%
$ 27,119,663	Wells Fargo Government Money Market Fund	$27,119,663	$27,119,663
40,032,615	Milestone Treasury Obligations Portfolio	40,032,615	40,032,615
747,000,000	U.S. Treasury Bills due 10/04/01 to 12/20/01	745,201,971	745,762,950

	Total Short-Term Securities	812,354,249	812,915,228

	Total Investments in Securities	$2,740,437,000	2,815,465,023

	Other Liabilities in Excess of Other Assets — (1.5%)		(41,013,698)

	Total Net Assets — 100%		$2,774,451,325

	Net Asset Value Per Share		$19.85

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security.
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Statement of Assets and Liabilities
September 30, 2001
(Unaudited)

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $2,697,522,577)	$2,780,595,176
Non-controlled affiliates (cost $42,914,423)	34,869,847	$2,815,465,023

Accrued interest and dividends receivable		5,857,876
Receivable for fund shares sold		1,772,741
Other		10,495

Total Assets		2,823,106,135

Liabilities:
Due to adviser		2,485,346
Payable for securities purchased		45,735,985
Payable for fund shares redeemed		135,110
Other expenses		298,369

Total Liabilities		48,654,810

Net assets applicable to outstanding capital stock		$2,774,451,325

Net assets represented by:
Paid-in capital		2,685,394,006
Accumulated undistributed net investment income		18,322,352
Accumulated undistributed net realized loss		(4,293,056)
Net unrealized appreciation of investments		75,028,023

Total representing net assets applicable to shares outstanding		$2,774,451,325

Net asset value per share of outstanding capital stock (139,745,448 shares outstanding)		$19.85

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Statement of Operations
Six months ended September 30, 2001
(Unaudited)

Investment income:
Dividends		$15,297,508
Interest		18,349,633

Total investment income		33,647,141

Expenses:
Investment advisory fee		13,845,316
Administrative fee		966,178
Directors fees		13,052
Other expenses		498,398

Total expenses		15,322,944

Net investment income		18,324,197

Realized and unrealized gain (loss) on investments:
Net realized loss on securities	$(7,810,519)
Net realized gain on options written	3,580,992

Net realized loss		(4,229,527)
Net unrealized depreciation of investments		(192,334,738)

Net realized and unrealized gain (loss) on investments		(196,564,265)

Net decrease in net assets resulting from operations		$(178,240,068)

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Statements of Changes in Net Assets

	Six months ended Sept. 30, 2001 (Unaudited)	Year ended March 31, 2001

Increase in net assets:
From operations:
Net investment income	$18,324,197	$29,452,994
Net realized gain (loss)	(4,229,527)	76,864,227
Net unrealized appreciation (depreciation)	(192,334,738)	201,579,167

Net increase (decrease) in net assets resulting from operations	(178,240,068)	307,896,388

Distributions to shareholders from:
Net investment income	(9,562,275)	(24,989,391)
Net realized gains	(33,213,648)	(89,959,788)

Total distributions	(42,775,923)	(114,949,179)

Capital share transactions:
Proceeds from sales	833,756,608	1,171,187,292
Payments for redemptions	(273,085,977)	(317,449,077)
Reinvestment of distributions	40,249,212	106,233,566

Total increase from capital share transactions	600,919,843	959,971,781

Total increase in net assets	379,903,852	1,152,918,990

Net assets:
Beginning of period	2,394,547,473	1,241,628,483

End of period (including undistributed investment income of $18,322,352 and $9,560,430, respectively)	$2,774,451,325	$2,394,547,473

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2001 (Unaudited)	Year ended March 31, 2001		Year ended December 31,

			Three months ended March 31, 2000**	1999	1998	1997	1996

Net asset value, beginning of period	$21.27	$18.75	$20.02	$17.68	$15.45	$11.52	$10.38

Income (loss) from investment operations:
Net investment income	0.12	0.31	0.08	0.21	0.06	0.13	0.06
Net gain (loss) on securities (realized and unrealized)	(1.20)	3.67	(0.43)	3.42	4.00	4.33	1.93

Total from investment operations	(1.08)	3.98	(0.35)	3.63	4.06	4.46	1.99

Less distributions:
Dividends from net investment income	(0.08)	(0.30)	(0.20)	(0.05)	(0.16)	—	(0.06)
Distributions from realized gains	(0.26)	(1.16)	(0.72)	(1.24)	(1.67)	(0.53)	(0.79)

Total distributions	(0.34)	(1.46)	(0.92)	(1.29)	(1.83)	(0.53)	(0.85)

Net asset value, end of period	$19.85	$21.27	$18.75	$20.02	$17.68	$15.45	$11.52

Total return	(5.2%)†	21.9%	(1.8%)†	22.1%	29.1%	40.6%	19.2%

Ratios/supplemental data:
Net assets, end of period ($000)	2,774,451	2,394,547	1,241,628	1,143,374	292,331	133,737	94,846
Ratio of expenses to average net assets	1.09%*	1.13%	1.19%*	1.24%	1.25%	1.24%	1.23%
Ratio of net investment income to average net assets	1.31%*	1.77%	1.77%*	1.57%	0.34%	1.11%	0.51%
Portfolio turnover rate	4%†	29%	5%†	29%	36%	30%	37%

*	Annualized
†	Not Annualized
**	The Fund changed its fiscal year end from December 31 to March 31, in this period.

The accompanying notes form an integral part of these financial statements.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Notes to Financial Statements
September 30, 2001
(Unaudited)

(1) Organization

Weitz Partners, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the “Fund”).The accompanying financial statements present the financial position and results of operations of the Fund.

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

  Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

  Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

  The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

  The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the issue sold.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(e) Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) Related Party Transactions

The Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2001.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of the Fund’s shares.

(4) Capital Stock

The Company is authorized to issue a total of one billion shares of common stock with a par value of $.00001 per share. Three hundred million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended Sept. 30, 2001 (Unaudited)	Year ended March 31, 2001

Transactions in shares:
Shares issued	38,123,854	56,827,730
Shares redeemed	(12,770,181)	(15,743,961)
Reinvested dividends	1,833,677	5,262,403

Net increase	27,187,350	46,346,172

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $613,414,726 and $79,189,335, respectively. The cost of investments for Federal income tax purposes is $2,740,461,087. At September 30, 2001, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $295,346,502 and $220,342,566 respectively.

(a) Restricted Securities

The Fund acquired shares of The Washington Post Company CL B in a private placement which closed September 21, 2001. The shares are restricted as to resale and have been valued at fair value in accordance with the procedures described in Note 2. The Fund will not bear the costs of registering the securities. The value of these securities at September 30, 2001, was $59,257,200, representing 2.1% of the Fund’s net assets.

(b) Illiquid Securities

The Fund also owns certain securities which have a limited trading market and therefore may be illiquid. Such securities have also been valued at fair value in accordance with the procedures described in Note 2. Illiquid securities owned at September 30, 2001, include the following:

Cost

Fortress Investment Corp.	$8,176,916
Healthcare Financial Partners Units	2,088,266
NovaStar Financial, Inc. 7% Pfd. Class B Cumulative	3,309,962

Total illiquid securities	$13,575,144

The total value of these securities at September 30, 2001, was $13,317,916, representing 0.5% of the Fund’s net assets.

(c) Covered Call Options

Transactions relating to covered call options during the six months ended September 30, 2001, and the year ended March 31, 2001, are summarized as follows:

	Six months ended September 30, 2001 (Unaudited)		Year ended March 31, 2001

	Number of Contracts	Premiums	Number of Contracts	Premiums

Options outstanding, beginning of period	6,400	$3,580,992	—	$—
Options written, during the period	—	—	6,400	3,580,992
Options exercised, during the period	(1,200)	(630,129)	—	—
Options expired, during the period	(5,200)	(2,950,863)	—	—

Options outstanding, end of period	—	$—	6,400	$3,580,992

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2001	Gross Additions (Unaudited)	Gross Reductions (Unaudited)	Number of Shares Held Sept. 30, 2001 (Unaudited)	Value Sept. 30, 2001 (Unaudited)	Dividend Income (Unaudited)	Realized Gains/(Losses) (Unaudited)

American Classic Voyages Co.	531,000	1,542,900	631,000	1,442,900	$1,962,344	$—	$(7,737,301)
Daily Journal Corp.	56,100	58,700	—	114,800	2,956,100	—	—
Mail-Well, Inc.	2,751,600	—	—	2,751,600	10,180,920	—	—
NovaStar Financial, Inc.*	393,300	—	393,300	—	—	—	(2,917,570)
NovaStar Financial, Inc., 7%
Pfd Class B Cumulative*	500,000	—	—	500,000	5,200,000	126,250	—
Redwood Trust, Inc.	820,352	—	—	820,352	19,770,483	1,066,458	—

Totals					$40,069,847	$1,192,708	$(10,654,871)

* Company was considered a non-controlled affiliate at March 31, 2001, but as of September 30, 2001 they are no longer a non-controlled affiliate.

(7) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2001 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

Board of Directors
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

Investment Adviser
    Wallace R. Weitz & Company

Distributor
    Weitz Securities, Inc.

Custodian
    Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent
    Wallace R. Weitz & Company

Sub-Transfer Agent
    National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/26/2001